SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 16, 2003


                     VULCAN INTERNATIONAL CORPORATION
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)




       DELAWARE                     1-10219               31-0810265
---------------------------    -------------------   --------------------
(State or other jurisdiction  (Commission File No.) (IRS Employer I.D. No.)
     of incorporation)


        300 Delaware Avenue, Suite 1704
             Wilmington, Delaware                          19801
 --------------------------------------------------      ----------
    Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (302) 427-5804


                                  N/A
      (Former name or former address, if changed since last report

Item 5.     Other Events and Regulation FD Disclosure


A copy of the news release issued by Vulcan International Corporation on Tuesday, December 16, 2003, describing an offer from Brunswick Bowling & Billiards Corporation to purchase Vulcan International Corporation's 50 percent interest in its joint venture, Vulcan-Brunswick Bowling Pin Company, is attached hereto as Exhibit 99.1.


     (a) Exhibits

         99.1  News Release dated December 16, 2003.

                               SIGNATURES
                               ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Vulcan International Corporation



                                     By: /s/ Vernon E. Bachman
                                         ------------------------------
                                         Vernon E. Bachman, Vice President
                                         and Secretary-Treasurer



Date: December 16, 2003